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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 14, 2002

                            OXIS INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                      0-8092                  94-1620407
(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)

            6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217
            (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (503) 283-3911

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant

(a) Effective January 14, 2002, OXIS International, Inc. ("OXIS") dismissed its prior independent accountant, Deloitte & Touche LLP ("Deloitte"). The decision to change accountants was approved by the audit committee of OXIS's Board of Directors.

        Deloitte's independent auditors' report dated March 1, 2001 on OXIS's consolidated financial statements as of and for the years ended December 31, 2000 and 1999 appearing in OXIS's Annual Report on Form 10-K for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph relating to the Company's ability to continue as a going concern.

        During the audits of OXIS's consolidated financial statements as of and for the years ended December 31, 2000 and 1999 and through the subsequent interim periods to the date hereof, there were no disagreements between OXIS and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

        OXIS has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is being filed as Exhibit 16 to this Form 8-K.

(b) Effective January 14, 2002, OXIS engaged King Griffin & Adamson P.C. as its principal accountant. During the last two fiscal years and the subsequent interim period to the date hereof, OXIS did not consult King Griffin & Adamson P.C. regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

        The following exhibits are filed herewith:

              16. Letter addressed to the Company dated January 16, 2002 from Deloitte & Touche LLP to the Securities and Exchange Commission.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OXIS INTERNATIONAL, INC.
                                             (Registrant)


        Date: January 18, 2002               By:  /s/ Ray R. Rogers
                                                -----------------------------
                                                      Ray R. Rogers
                                                      President

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                                  EXHIBIT INDEX

Exhibit No.   Description
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16.           Letter addressed to OXIS International, Inc. dated January 16,
              2002 from Deloitte & Touche LLP to the Securities and Exchange
              Commission.

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